Shareholder Rights Plan: (Details Text)	Sep. 30, 2012
Summary of shareholder rights plan	The rights become exercisable when a person acquires or announces its intention to acquire 20% or more of the Company’s outstanding shares without complying with the permitted bid provisions of the Rights Plan. Each right would, on exercise, entitle the holder other than the acquiring person and related persons to purchase class A Common shares of the Company at a 50% discount to the market price at the time.